Cost of sales	12 Months Ended
Dec. 31, 2023
Profit or loss [abstract]
Cost of sales
7. Cost of sales
Cost of sales in 2023, 2022 and 2021 amounted to €680,235 thousand, €564,832 thousand and €495,702 thousand, respectively, consisting of costs directly related to the production, procurement and supply of goods and services, including direct labor costs, costs for raw materials and components used to manufacture the Group’s products (such as fibers and yarns of wool, silk, cotton, linen, cashmere and fabrics of the same composition, as well as leather), costs for semi-finished products, finished goods, consumables and outsourced manufacturing from third parties. Cost of sales also includes depreciation, amortization and impairment of assets used for production, lease expenses, maintenance, write downs of inventory, freight and duty, and other production related costs, including manufacturing overhead. The remaining costs mainly include insurance and transportation costs.